UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 5, 2002

Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20725	94-3187233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of principal executive offices, including zip code)

(650) 477-5000
(Registrant's telephone number, including area code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following Exhibits are filed as part of this report:

Exhibit Number	Description

99.1

Certification of Thomas M. Siebel, Chairman and CEO of Siebel Systems, Inc., filed with the Securities and Exchange Commission on August 5, 2002 pursuant to Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 ("Order No. 4-460").

99.2

Certification of Kenneth A. Goldman, Senior Vice President, Finance and Administration and Chief Financial Officer of Siebel Systems, Inc., filed with the Securities and Exchange Commission on August 5, 2002 pursuant to Order No. 4-460.

Item 9.   Regulation FD.

This information is not filed pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On August 5, 2002, Certifications by each of Thomas M. Siebel, Chairman and CEO of Siebel Systems, Inc., and Kenneth A. Goldman, Senior Vice President, Finance and Administration and Chief Financial Officer of Siebel Systems, Inc., were filed with the Securities and Exchange Commission pursuant to Order No. 4-460, without qualification or modification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: August 5, 2002

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer